Exhibit 99.2




Financial Guaranty Insurance Company
125 Park Avenue
New York, New York 10017
(212) 312-3000 (800) 352-0001
Financial Guaranty Insurance Policy


Issuer: CWHEQ Home Equity Loan Trust,               Policy Number:  06030111
Series 2006-S                                       Control Number:  0010001

Insured Obligations:
$900,000,000 in aggregate certificate principal balance of Home Equity Loan Asset Backed Certificates, Series 2006-S5, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates (the
"Insured Certificates")

Trustee:  The Bank of New York

Financial Guaranty Insurance Company ("Financial Guaranty"), a New York stock insurance company, in consideration of the right of Financial Guaranty to receive monthly premiums pursuant to the Pooling and Servicing Agreement (as defined below) and the Insurance Agreement referred to therein, and subject to the terms of this Financial Guaranty Insurance Policy, hereby unconditionally and irrevocably agrees to pay each Insured Amount, to the extent set forth in the Pooling and Servicing Agreement, to the Trustee named above or its successor, on behalf of the Insured Certificateholders, except as otherwise provided herein with respect to Preference Amounts. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Pooling and Servicing Agreement as in effect and executed on the date hereof without giving effect to any subsequent amendments or modifications thereto unless such amendments or modifications have been approved in writing by Financial Guaranty.

The term "Insured Amount" means, with respect to the Insured Certificates (1) any Deficiency Amount and (2) any Preference Amount.

The term "Deficiency Amount" means, with respect to the Insured Certificates an amount, if any, equal to the sum of:

      (1) with respect to any Distribution Date, the excess, if any, of (i) the aggregate amount of Current Interest on the Insured Certificates net of any interest shortfalls resulting from Prepayment Interest Shortfalls and any interest shortfalls resulting from the application of the Relief Act, or similar state or local laws over (ii) the Interest Funds for such Distribution Date available to pay Current Interest in accordance with the priority of payment set forth in Section 4.04 of the Pooling and Servicing Agreement, and

Form 9133
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Financial Guaranty Insurance Company
125 Park Avenue
New York, New York 10017
(212) 312-3000 (800) 352-0001

Financial Guaranty Insurance Policy

      (2) (i) with respect to any Distribution Date other than the Final Insured Distribution Date, the excess, if any of (a) the aggregate Certificate Principal Balance of the Insured Certificates over (b) the aggregate Stated Principal Balance of the Mortgage Loans, taking into account all distributions to be made on such Distribution Date; and (ii) with respect to the Final Insured Distribution Date, the aggregate Certificate Principal Balance of the Insured Certificates on the Final Insured Distribution Date (after taking into account any reduction of the Certificate Principal Balance of the Insured Certificates from all sources other than this Financial Guaranty Insurance Policy).

The term "Final Insured Distribution Date" is the earlier of (A) the Distribution Date in June 2035 and (B) the final Distribution Date that occurs in connection with an optional termination of the Trust Fund as provided for by the Pooling and Servicing Agreement.

The term "Insured Certificateholder" means, as to a particular Insured Certificate, the Person, other than the Depositor, the Sponsor, any Seller, the Master Servicer, the Trustee or any subservicer retained by the Master Servicer who, on the applicable Distribution Date, is entitled under the terms of such Insured Certificate to a distribution on such Insured Certificate.

Financial Guaranty will pay a Deficiency Amount with respect to the Insured Certificates by 12:00 noon (New York City time) in immediately available funds to the Trustee on the later of (i) the second Business Day following the Business Day on which Financial Guaranty shall have received Notice that a Deficiency Amount is due in respect of the Insured Certificates and (ii) the Distribution Date on which the related Deficiency Amount is payable to the Insured Certificateholders pursuant to the Pooling and Servicing Agreement, for disbursement to the Insured Certificateholders in the same manner as other payments with respect to the Insured Certificates are required to be made. Any Notice received by Financial Guaranty after 12:00 noon New York City time on a given Business Day or on any day that is not a Business Day shall be deemed to have been received by Financial Guaranty on the next succeeding Business Day.

Upon the payment of any Insured Amount hereunder, Financial Guaranty shall be fully subrogated to the rights of the Insured Certificateholders to receive the amount so paid. Financial Guaranty's obligations with respect to the Insured Certificates hereunder with respect to each Distribution Date shall be discharged to the extent funds consisting of the related Insured Amount are received by the Trustee as trustee for the Insured Certificateholders for payment to such Insured Certificateholders, as provided in the Pooling and Servicing Agreement and herein, whether or not such funds are properly applied by the Trustee.

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Financial Guaranty Insurance Company
125 Park Avenue
New York, New York 10017
(212) 312-3000 (800) 352-0001

Financial Guaranty Insurance Policy

If any portion or all of any amount that is insured hereunder that was previously paid to an Insured Certificateholder is recoverable and sought to be recovered from such Insured Certificateholders as a voidable preference by a trustee in bankruptcy pursuant to the U.S. Bankruptcy Code, pursuant to a final non-appealable order of a court exercising proper jurisdiction in an insolvency proceeding (a "Final Order") (such recovered amount, a "Preference Amount"), Financial Guaranty will pay on the guarantee described in the first paragraph hereof, an amount equal to each such Preference Amount by 12:00 noon (New York City time) on the second Business Day following receipt by Financial Guaranty of (w) a certified copy of the Final Order, (x) an opinion of counsel satisfactory to Financial Guaranty that such order is final and not subject to appeal, (y) an assignment, in form reasonably satisfactory to Financial Guaranty, irrevocably assigning to Financial Guaranty all rights and claims of the Trustee and/or such Insured Certificateholders relating to or arising under such Preference Amount and constituting an appropriate instrument, in form satisfactory to Financial Guaranty, appointing Financial Guaranty as the agent of the Trustee and/or such Insured Certificateholders in respect of such Preference Amount, including without limitation in any legal proceeding related to the Preference Amount, and (z) a Notice appropriately completed and executed by the Trustee or such Insured Certificateholders, as the case may be. Such payment shall be made to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Final Order and not to the Trustee or the Insured Certificateholders directly (unless the Insured Certificateholders have previously paid such amount to such receiver, conservator, debtor-in-possession or trustee in bankruptcy named in such Final Order in which case payment shall be made to the Trustee for payment to the Insured Certificateholders upon delivery of proof of such payment reasonably satisfactory to Financial Guaranty). Notwithstanding the foregoing, in no event shall Financial Guaranty be (i) required to make any payment under this Financial Guaranty Insurance Policy in respect of any Preference Amount to the extent such Preference Amount is comprised of amounts previously paid by Financial Guaranty hereunder, or (ii) obligated to make any payment in respect of any Preference Amount, which payment represents a payment of the principal amount of any Insured Certificates, prior to the time Financial Guaranty otherwise would have been required to make a payment in respect of such principal, in which case Financial Guaranty shall pay the balance of the Preference Amount when such amount otherwise would have been required.

Any of the documents required under clauses (w) through (z) of the preceding paragraph that are received by Financial Guaranty after 12:00 noon (New York City time) on a given Business Day or on any day that is not a Business Day shall be deemed to have been received by Financial Guaranty on the next succeeding Business Day. If any notice received by Financial Guaranty is not in proper form or is otherwise insufficient for the purpose of making a claim under this Financial Guaranty Insurance Policy, it will be deemed not to have been received by Financial Guaranty, and Financial Guaranty will promptly so advise the Trustee, and the Trustee may

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Financial Guaranty Insurance Company
125 Park Avenue
New York, New York 10017
(212) 312-3000 (800) 352-0001

Financial Guaranty Insurance Policy

submit an amended Notice. All payments made by Financial Guaranty hereunder in respect of Preference Amounts will be made with Financial Guaranty's own funds.

This Financial Guaranty Insurance Policy is non-cancelable for any reason, including nonpayment of any premium. The premium on this Financial Guaranty Insurance Policy is not refundable for any reason, including the payment of the Insured Certificates prior to their maturity. This Financial Guaranty Insurance Policy shall expire and terminate without any action on the part of Financial Guaranty or any other Person on the date that is the later of (i) the date that is one year and one day following the date on which the Insured Certificates shall have been paid in full and (ii) if any insolvency proceeding in which the Depositor is the debtor has been commenced on or prior to the date specified in clause (i) above, the 30th day after the entry of a final, non-appealable order in resolution or settlement of such proceeding.

This Financial Guaranty Insurance Policy does not cover Net Carryover Amounts, Prepayment Interest Shortfalls or shortfalls due to application of the Relief Act, or similar state or local laws allocated to the Insured Certificates, nor does the Policy guarantee to the Insured Certificateholders any particular rate of principal payment. In addition, this Financial Guaranty Insurance Policy does not cover shortfalls, if any, attributable to the liability of the Depositor, the Insured Certificateholders, any REMIC, the Trustee for withholding taxes, if any (including interest and penalties in respect of any liability for withholding taxes). This Financial Guaranty Insurance Policy also does not cover the failure of the Trustee to make any payment required under the Pooling and Servicing Agreement to the Insured Certificateholders.

A monthly premium shall be due and payable in arrears as provided in the Pooling and Servicing Agreement and the Insurance Agreement.

This Financial Guaranty Insurance Policy is subject to and shall be governed by the laws of the State of New York, without giving effect to the conflicts of laws principles thereof. The proper venue for any action or proceeding on this Financial Guaranty Insurance Policy shall be the County of New York, State of New York.

THE INSURANCE PROVIDED BY THIS FINANCIAL GUARANTY INSURANCE POLICY IS NOT COVERED BY THE NEW YORK PROPERTY/CASUALTY INSURANCE SECURITY FUND (NEW YORK INSURANCE CODE, ARTICLE 76).

"Notice" means a written notice in the form of Exhibit A to this Financial Guaranty Insurance Policy by registered or certified mail or telephonic or telegraphic notice, subsequently confirmed by written notice delivered via telecopy, telex or hand delivery from the Trustee to Financial Guaranty specifying the information set forth therein. "Pooling and Servicing Agreement" means the Pooling and Servicing Agreement, dated as of September 1, 2006, among the

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Financial Guaranty Insurance Company
125 Park Avenue
New York, New York 10017
(212) 312-3000 (800) 352-0001

Financial Guaranty Insurance Policy

CWHEQ, Inc., as depositor (the "Depositor"), Countrywide Home Loans Servicing LP, as the Master Servicer (the "Master Servicer"), Countrywide Home Loans, Inc., as a Seller ("Countrywide"), Park Granada LLC, as a Seller ("Park Granada"), Park Monaco Inc., as a Seller ("Park Monaco"), and Park Sienna LLC, as a Seller ("Park Sienna", and collectively with Countrywide, Park Granada, and Park Monaco, the "Sellers"), and The Bank of New York, as trustee (the "Trustee"). "Insurance Agreement" means the Insurance and Indemnity Agreement, among Financial Guaranty, the Depositor, the Master Servicer, Countrywide, Park Granada, Park Monaco, Park Sienna and the Trustee, dated as of September 28, 2006.

In the event that payments under any Insured Certificate are accelerated, nothing herein contained shall obligate Financial Guaranty to make any payment of principal or interest on such Insured Certificate on an accelerated basis, unless such acceleration of payment by Financial Guaranty is at the sole option of Financial Guaranty; it being understood that a payment shortfall in respect of the redemption of any Insured Certificate by reason of the repurchase of the Trust Fund pursuant to Section 9.01 of the Pooling and Servicing Agreement does not constitute acceleration for the purposes hereof.



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Financial Guaranty Insurance Company
125 Park Avenue
New York, New York 10017
(212) 312-3000 (800) 352-0001

Financial Guaranty Insurance Policy

IN WITNESS WHEREOF, Financial Guaranty has caused this Financial Guaranty Insurance Policy to be affixed with its corporate seal and to be signed by its duly authorized officer in facsimile to become effective and binding upon Financial Guaranty by virtue of the countersignature of its duly authorized representative.


President                                    Authorized Representative


/s/ Howard Pfeffer                           /s/ Jeffrey Kert
-----------------------------                --------------------------------
Name:   Howard Pfefffer                      Name:   Jeffrey Kert
Title:  President                            Title:  Authorized Representative




Effective Date:  September 28, 2006

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                                   EXHIBIT A

                             NOTICE OF NONPAYMENT
                   AND DEMAND FOR PAYMENT OF INSURED AMOUNTS

To:         Financial Guaranty Insurance Company 125 Park Avenue New York,
            New York 10017 (212) 312-3000 Attention:   Structured Finance
            Surveillance

            Telephone: (212) 312-3000 Telecopier:
            (212) 312-3220

Re: $900,000,000 in aggregate certificate principal balance of Home Equity Loan Asset Backed Certificates, Series 2006-S5, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates (the "Insured Certificates")


            Policy No. 06030111 (the "Policy")

Distribution Date:   ___________________________

We refer to that certain Pooling and Servicing Agreement, dated as of September 1, 2006 (the "Pooling and Servicing Agreement"), dated as of September 1, 2006, among the CWHEQ, Inc., as depositor (the "Depositor"), Countrywide Home Loans Servicing LP, as the Master Servicer (the "Master Servicer"), Countrywide Home Loans, Inc., as a Seller, Park Granada LLC, as a Seller, Park Monaco Inc., as a Seller and Park Sienna LLC, as a Seller, and The Bank of New York, as trustee (the "Trustee") relating to the above referenced Insured Certificates. All capitalized terms not otherwise defined herein or in the Policy shall have the same respective meanings assigned to such terms in the Pooling and Servicing Agreement.

(a) The Trustee has determined under the Pooling and Servicing Agreement that:

      (1) with respect to any Distribution Date, the excess, if any, of (i) the aggregate amount of Current Interest on the Insured Certificates net of any interest shortfalls resulting from Prepayment Interest Shortfalls and any interest shortfalls resulting from the application of the Relief Act, or similar state or local laws over (ii) the Interest Funds for such Distribution Date available to pay Current Interest available to pay Current Interest in accordance with the priority of payment set forth in
            Section 4.04 of the Pooling and Servicing Agreement is $_____________ ; and


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      (2)   with respect to any Distribution Date other than the Final Insured
            Distribution Date, the excess, if any of (a) the aggregate Certificate Principal Balance of the Insured Certificates over (b) the aggregate Stated Principal Balance of the Mortgage Loans, taking into account all distributions to be made on such Distribution Date; and (ii) with respect to the Final Insured Distribution Date, the aggregate Certificate Principal Balance of the Insured Certificates on the Final Insured Distribution Date (after taking into account any reduction of the Certificate Principal Balance of the Insured Certificates from all sources other than this Financial Guaranty Insurance Policy) is $________________.

(b) The amounts available to pay the items identified in items (1) and (2) above, as reduced by any portion thereof that has been deposited in the Collection Account or the Distribution Account but may not be withdrawn therefrom pursuant to an order of a United States bankruptcy court of competent jurisdiction imposing a stay pursuant to Section 362 of the United States Bankruptcy Code), is $___________.

Please be advised that, accordingly, a Deficiency Amount exists for the Distribution Date identified above for the Insured Certificates in the amount of $__________. This Deficiency Amount constitutes an Insured Amount payable by Financial Guaranty under the Policy.

[In addition, attached hereto is a copy of the Final Order in connection with a Preference Amount in the amount set forth therein, together with an assignment of rights and appointment of agent and other documents required by the Policy in respect of Preference Amounts. The amount of the Preference Amount is $______________. This Preference Amount constitutes an Insured Amount payable by Financial Guaranty under the Policy.]

Accordingly, pursuant to the Pooling and Servicing Agreement, this statement constitutes a notice for payment of an Insured Amount by Financial Guaranty in the amount of $_______________ under the Policy.

(c) No payment claimed hereunder is in excess of the amount payable under the Policy.

      The amount requested in this Notice should be paid to: [Payment Instructions]

Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime, and shall also be subject to a civil penalty not to exceed Five Thousand Dollars ($5,000.00) and the stated value of the claim for each such violation.










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      IN WITNESS WHEREOF, the Trustee has executed and delivered this Notice of Nonpayment and Demand for Payment of Insured Amounts this _____ day of
______________________.

                                       THE BANK OF NEW YORK


                                       ________________________________________,
                                       as Trustee

                                       By: ___________________________________

                                       Title: __________________________________


















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